JANUARY 26, 2015

SUMMARY PROSPECTUS

BlackRock California Municipal Series Trust  |  Investor and Institutional Shares

➢	BlackRock California Municipal Opportunities Fund

Investor A: MECMX • Investor B: MBCMX • Investor C: MFCMX • Institutional: MACMX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated January 26, 2015, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About BlackRock California Municipal Opportunities Fund

Investment Objective

The investment objective of BlackRock California Municipal Opportunities Fund (the “California Fund” or the “Fund”) is to provide shareholders with income exempt from Federal and California income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 36 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-66 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [1]	4.00%[2]	1.00%[3]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares
Management Fee	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%	1.00%	None
Other Expenses	0.19%	0.25%	0.20%	0.26%
Interest Expense	0.08%	0.08%	0.08%	0.08%
Miscellaneous Other Expenses	0.11%	0.17%	0.12%	0.18%
Total Annual Fund Operating Expenses	0.99%	1.30%	1.75%	0.81%
Fee Waivers and/or Expense Reimbursements[4]	(0.07)%	—	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[4]	0.92%	1.30%	1.68%	0.74%
[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $250,000 or more.

[2]

The CDSC is 4.00% if shares are redeemed in less than two years. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details About the Share Classes — Investor B Shares” for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.
[4]

As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.84% for Investor A Shares, 1.60% for Investor C Shares, and 0.66% for Institutional Shares until October 1, 2016. The Fund may under certain circumstances have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$515	$720	$942	$1,580
Investor B Shares	$532	$712	$913	$1,568
Investor C Shares	$271	$544	$942	$2,057
Institutional Shares	$76	$252	$443	$995

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$132	$412	$713	$1,568
Investor C Shares	$171	$544	$942	$2,057

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its assets in California municipal bonds. California municipal bonds are debt obligations issued by or on behalf of a governmental entity in California or other qualifying issuer that pay interest that, in the opinion of bond counsel, is excludable from gross income for Federal income tax purposes (except that interest may be includable in taxable income for purposes of the Federal alternative minimum tax) and exempt from California income tax.

Municipal bonds also include short-term tax-exempt obligations like municipal notes, variable rate demand obligations, private activity bonds and insured municipal bonds. The Fund may invest in both fixed rate and variable rate obligations.

At least 50% of the Fund’s assets will be invested in investment grade securities. Investment grade securities are securities which are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. The Fund may invest up to 50% of its assets in non-investment grade bonds (commonly called “high yield” or “junk bonds”). Non-investment grade bonds are bonds that, at the time of acquisition, are rated in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Fitch Ratings or Ba or lower by Moody’s Investor Service, Inc.) or are determined by Fund management to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies.

The Fund may invest in bonds of any maturity. Under normal circumstances, the Fund seeks to maintain an average portfolio duration of zero to ten years. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of ten years, its net asset value would be expected to fall about 10% when interest rates rise by one percentage point, assuming all other factors remain equal. Conversely, the bond fund’s net asset value would be expected to rise about 10% when interest rates fall by one percentage point, assuming all other factors remain equal. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. The Fund’s average weighted duration may vary significantly from time to time depending on the views of Fund management.

The Fund’s investment process begins with bottom-up, fundamental analysis focused on sector and security selection, and then incorporates a macroeconomic framework for evaluating and managing risk, including geographic, technical and economic risk. The Fund’s investment process is generally expected to place greater emphasis on duration management and capital structure compared to that of a more traditional municipal fixed income fund. When selecting investments for the Fund, Fund management considers a variety of factors, including the credit quality of issuers and the yield and duration of the obligations.

The Fund is permitted to engage in transactions in certain derivatives, such as interest rate futures, financial futures contracts and options thereon, for hedging purposes or to seek to enhance returns. The Fund may also invest in other derivatives, such as indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, for hedging purposes (including anticipatory hedges) or to enhance income. Derivatives are financial instruments whose value is derived from another security or an index. The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

The Fund may invest up to 20% of its assets in securities that are not California municipal bonds (including, but not limited to, taxable municipal bonds, U.S. Treasury and Government agency issues, and investment grade corporate bonds).

The Fund may leverage its assets through the use of proceeds received through tender option bond transactions. The Fund may invest in tender option bonds and residual interest tender option bonds and may also invest in securities the return of which is inversely related to changes in an interest rate (“inverse floaters”). The Fund will look through to the municipal bond underlying a tender option bond trust for purposes of the Fund’s 80% policy.

The Fund may also buy when-issued securities and participate in delayed delivery transactions.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of principal risks of investing in the Fund.

■	Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

■

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional US or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.

■

High Portfolio Turnover Risk — The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

■

Insurance Risk — Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

■	Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

■

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

■

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investment in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the Fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

■

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

■

State Specific Risk — The Fund will invest primarily in municipal securities issued by or on behalf of the State of California. As a result, the Fund is more exposed to risks affecting issuers of California municipal securities than is a municipal securities fund that invests more widely.

■

Taxability Risk — Investments in taxable municipal bonds, U.S. Treasury and Government agency issues, investment grade corporate bonds and taxable money market securities as well as some of the derivatives and other instruments discussed herein will cause the Fund to have taxable investment income. The Fund may also realize capital gains on the sale of its municipal bonds (and other securities and derivatives it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds. Fund investments may also cause the Fund to recognize taxable ordinary income from market discount. The Fund will report distributions from taxable investment income, from market discount and from realized capital gains as taxable to Fund shareholders. In order for the Fund to be eligible to report distributions of tax-exempt interest income from tax-exempt or municipal securities as tax-exempt income to Fund shareholders, at least half of the Fund’s total assets must be invested in tax-exempt securities as of the end of each calendar quarter. If the Fund did not maintain that level of investment with respect to tax-exempt securities, the Fund would lose the ability to report distributions of tax-exempt interest income as tax-exempt income to Fund shareholders.

The Fund expects to use derivatives for hedging, among other things. The Federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as tax-exempt income or as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Payments received by the Fund from swap agreements will generally produce taxable income, while payments made by the Fund on swap agreements will be allocated against both tax-exempt and taxable gross income, decreasing the Fund’s distributable net tax-exempt income. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

■

Tender Option Bonds Risk — The Fund’s use of tender option bonds may reduce the Fund’s returns and/or increase volatility. Investments in tender option bonds expose the Fund to counterparty risk and leverage risk. An investment in tender option bonds typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal.

■

U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

■

Variable Rate Demand Obligations Risk — Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

■

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The Fund’s Annual Total Returns prior to January 26, 2015 as reflected in the bar chart and the table are the returns of the Fund that followed different investment strategies under the name “BlackRock California Municipal Bond Fund.” The table compares the Fund’s performance to that of the S&P® California Municipal Bond Index, the S&P® Municipal Bond Index and the Custom California Index. Effective as of January 26, 2015, the S&P® California Municipal Bond Index replaced the Custom California Index as a performance benchmark against which the Fund measures its performance. Fund management believes that the S&P® California Municipal Bond Index is more relevant to the Fund’s new investment strategies. Prior to the Investor A and Investor C Shares inception date of October 2, 2006, the returns for Investor A and Investor C Shares are based upon performance of the Fund’s Institutional Shares. The returns for Investor A and Investor C Shares, however, are adjusted to reflect the distribution and service (12b-1) fees applicable to such Shares.

To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at 800-882-0052.

Institutional Shares

ANNUAL TOTAL RETURNS

BlackRock California Municipal Opportunities Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 9.07% (quarter ended September 30, 2009) and the lowest return for a quarter was –6.13% (quarter ended December 31, 2010).

As of 12/31/14 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock California Municipal Opportunities Fund — Institutional Shares
Return Before Taxes	12.42%	6.48%	5.06%
Return After Taxes on Distributions	12.42%	6.43%	5.03%
Return After Taxes on Distributions and Sale of Fund Shares	8.71%	6.01%	4.88%
BlackRock California Municipal Opportunities Fund — Investor A Shares
Return Before Taxes	7.45%	5.33%	4.36%
BlackRock California Municipal Opportunities Fund — Investor B Shares
Return Before Taxes	7.70%	5.61%	4.52%
BlackRock California Municipal Opportunities Fund — Investor C Shares
Return Before Taxes	10.38%	5.46%	4.03%
S&P® California Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	10.58%	6.38%	5.10%
S&P® Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)	9.25%	5.32%	4.75%
Custom California Index (Reflects no deduction for fees, expenses or taxes)[1]	12.84%	6.65%	5.23%
[1]

The Custom California Index reflects the returns of the S&P® California Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those California bonds in the S&P® California Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only, and the after-tax returns for Investor A Shares, Investor B Shares and Investor C Shares will vary.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Theodore R. Jaeckel, Jr., CFA	2006	Managing Director of BlackRock, Inc.
Walter O’Connor, CFA	1993	Managing Director of BlackRock, Inc.
Peter Hayes	2015	Managing Director of BlackRock, Inc.
James Pruskowski	2015	Managing Director of BlackRock, Inc.
Michael Kalinoski, CFA	2015	Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase or sell shares you should contact your Financial Intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Investor B Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for certain employer-sponsored retirement plans. • $50, if establishing an Automatic Investment Plan.	Available only through exchanges and dividend reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts (with the exception of certain employer-sponsored retirement plans which may have a lower minimum).	N/A	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax-deferred arrangements.

The Fund intends to make income distributions most of which will be excludable from gross income for Federal income tax purposes and exempt from California personal income taxes.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE # 811-04264 BlackRock California Municipal Bond Fund — Investor SPRO-CAMB-0914R